Exhibit 10.24

PROMISSORY NOTE AGREEMENT

AGREEMENT made this 1st day of February, 2013 by and among H.D. Smith Wholesale Drug Co., having its principal place of business at 3063 Fiat Ave., Springfield, IL, a corporation formed under the laws of the State of Delaware, (hereinafter "Lender" or "Supplier"), and Assured Pharmacy, Inc., having an office located at 2595 Dallas Parkway, Suite 206, Hall Office Park, Frisco, TX 75034, a corporation formed under the laws of the State of Nevada (hereinafter "Borrower" or "Purchaser"),

W I T N E S S E T H:

Whereas, on and between January 1, 2010 and January 16, 2013, Purchaser purchased goods in the agreed upon price and reasonable value of Three Million Eight Hundred Twenty Eight Thousand Five Hundred Twenty Six Dollars & 64/100 ($3,828,526.64), which remains unpaid,

Whereas, the Supplier has agreed to modify its payment terms to permit Borrower  to make payments in a manner that is flexible, but conditioned upon the terms, covenants and conditions contained herein, but Purchaser hereby agrees that this modification in no way operates as a waiver or estoppel of enforcement of Supplier's payment terms at any point in the future,

Now, therefore, in consideration of their mutual covenants, terms and conditions more fully set forth below, and in consideration of the Purchaser's execution and delivery of various incidental agreements, including, but not limited to, cross-corporate guaranties of the related corporations, and the Security Agreement, which terms and conditions of these other said Agreements are incorporated herein by express reference, and in consideration of the Purchaser's agreement to make lump-sum payments and returns satisfying and paying-off the related corporations' indebtedness to Supplier, parties hereby agree as follows:

ABSOLUTE AND UNCONDITIONAL PROMISE TO PAY.   FOR  VALUABLE CONSIDERATION RECEIVED, BORROWER HEREBY ACKNOWLEDGES AND ADMITS, without reservation or condition that the Principal Amount of $3,828,526.64 plus interest, is owed to Lender inclusive of all payments, returns, credits and other offsets through today's date, for a prior overdue balance admittedly owed to Lender, and that said shipments conformed in all respects to the respective orders placed by the Borrower), and to induce Lender into forbearance from instituting immediate suit, and for other valuable consideration, receipt of which is hereby acknowledged, and Borrower hereby acknowledges Lender is relying upon the instant Absolute and Unconditional Promissory Note in granting this accommodation by extending its payment terms; Borrower hereby absolutely and unconditionally promises to pay to the order of H.D. Smith Wholesale Drug Co., a Delaware Corporation, at the address designated for Lender above, the sum of $3,828,526.64 subject to the following terms.  Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever with respect to this instrument or the obligations of the Makers under this instrument or the obligations of any other person or party (including, without limitation, Borrower) relating to this instrument or the obligations of the Borrower under the instrument or otherwise with respect to the Loan in any action or proceeding brought by the Lender hereof to collect the Debt or any portion thereof, or to enforce, the obligations of the Borrower under this instrument.

 1.        TERM.    The term of this agreement shall be for a period of 12 months ending on February 1, 2014 (hereinafter "Maturity Date").

2.         INTEREST RATE.  Interest will be calculated on the remaining outstanding principal balance at an annual percentage rate of 6.25%, payable monthly.

3.         PAYMENTS.  Commencing on  March  1,  2013, Borrower shall  make four  (4)  successive  monthly payments, principal and interest, of$27,000.00  each. Commencing July 1, 2013, Borrower shall make four (4) successive monthly payments, principal and interest, of $37,000.00 each. Commencing on November 1, 2013, Borrower shall make three (3) successive monthly payment, principal and interest, of $42,000.00 each. On February 1, 2014, Borrower shall make a final payment, principal and interest, of $3,681,709.70. Payments shall be credited first to late fees, if any, then to interest, and then to principal.

To the extent that any rebate is due Borrower by the Lender, arising out of Borrower's purchases of goods and services from Lender, such rebate, at Lender's sole discretion, may be, by way of offset, applied against Borrower's monthly payment obligation hereunder. For example, if Borrower's current payment obligation is $37,000.00, and Borrower is entitled to a $12,000.00 rebate, Lender may apply such rebate to reduce Borrower's Note payment to $25,000.00.

Notwithstanding the payment schedule described in this Section 3, if Borrower issues, sells, transfers or agrees to issue, sell or transfer any future equity interest in borrower or the Borrower enters into any future transaction which results in any right to convert to an equity interest in borrower, 25% of the amount paid to Borrower in any future transaction will be paid to Lender who will apply that amount to the amount due hereunder. Borrower will make payment to Lender as soon as amounts are received by Borrower until the 25% limit is reached and all amounts received by borrower will first be paid to Lender before used for any other purpose.  Lender will apply such payments to the final payment due hereunder and if that amount is fully paid then to the last remaining payments due hereunder, in order, until each is satisfied.

In the event any payment shall not be received by Lender on or before its due date, a late fee equal to five percent (5%) of such delinquent payment shall immediately be due and payable by Borrower.

4.         DEPOSITORY ACCOUNT.    As an inducement and further consideration for Lender to extend the credit evidenced by this Note, Borrower will make a cash deposit of Five Hundred Thousand Dollars ($500,000.00) ("Initial Balance") into a separate account to be held by the Lender ("Depository Account"). The Depository Account will be treated as a prepaid account for the funding of pending current orders, so that all such orders shall be released without delay or hold.

5.         ACCELERATION. Upon the Maturity Date or upon termination for any other reason set forth herein, the full balance consisting of principal and accrued interest shall become accelerated and due immediately.

6.         SECURITY INTEREST.   Borrower hereby agrees to execute and deliver a Security Agreement in the form drafted by the Lender concurrent with the execution and delivery of this Agreement.

7.         DEFAULT.   Lender may terminate this Promissory Note, accelerate and declare the entire balance then outstanding under this Agreement to be immediately due and payable, suspend or cease any future credit and/or shipments, commence suit to recover all sums due, commence a relevant action and charge the default interest and reasonable costs of collection, including, but not limited to, the reasonable legal fees incurred by Lender in the event that any event of default shall occur. Events of default are as follows: (a) Any fraud or  material misrepresentation in connection with any  information provided in the credit application, and/or any other Agreement incorporated herein by express reference, by Borrower and/or any cross-corporate guarantor; (b) Borrower does not meet the payment terms of this Agreement and/or the payment terms of any trade debt incidental to this Agreement; (c) Any Cross-corporate guarantor does not meet the payment terms of any Agreement it has executed and delivered to Lender and/or fails to meet the payment terms of any trade debt balance owed to Lender; (d) Borrower or any cross-corporate guarantor fails to satisfy any term, condition and/or covenant of this Agreement or any Agreement incorporated herein by express reference; (d) any action or conduct  adversely affects the value of the collateral, the collateral, or the Lender's rights in the collateral; (e) any Bulk transfer outside the ordinary course of business; (f) failure of Maker to meet minimum purchases of $500,000 per month, in any single month during term of this Note; (g) any breach or violation of the  purchase agreement by and  between Supplier and Purchaser; and/or (h) filing by or against Borrower or any Guarantor of a petition in bankruptcy or for a receiver for Borrower or Guarantor or any property thereof.

8.         BULK TRANSFER PROHIBITION.    Any transfer of the Borrower's Assets in bulk outside the ordinary course of business shall be a term of default under this Agreement.  In the event that Borrower shall intend to make a transfer in bulk of any collateral, it shall give the Lender twenty (20) days advance notice of such transfer, including all transferees, the assets being transferred, the consideration being paid, and the date and place of the closing.  All sums due to the Lender under this Agreement shall become accelerated and shall become immediately due upon any bulk transfer. Borrower hereby agrees not to accept any proceeds of any sale unless certified funds  have been tendered directly by the transferee to the Lender to satisfy all debts then due or overdue and owing.

9.         INSURANCE. Borrower hereby agrees to purchase insurance against loss or damage to the collateral listed by the Security Agreement in such amounts and against all such risks as the Lender may reasonably require.  The Lender must be listed as a payee and must be listed as a recipient to receive notice of any cancellation of the policy.

10.       NO ASSIGNMENT BY DEBTOR.   Lender does not consent to any assignment by Borrower.  For purposes of this Agreement, any sale or disposition or transfer of  stock of  Purchaser shall  be deemed an assignment.

11.       SEVERABILITY.  Should any provision of this Agreement be found to be void, invalid or unenforceable by a court or by an arbitrator of competent jurisdiction, that finding shall affect the provisions found to be void, invalid or unenforceable and shall not affect the remaining provisions of this Agreement not addressed by such court or arbitrator.

12.       NOTICES.

A.   Presentment for payment, demand, notice of dishonor, protest, notice protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived.

B.    Any notices required by this Agreement shall be deemed to be delivered when it has been (a) deposited in any United States Postal box if postage is prepaid, and the notice properly addressed to the intended recipient, (b) received by telecopy, (c) received through the internet, and /or (d) when personally delivered. If there has been any change of address of the Borrower without prior notification to the Lender, it shall be no defense or objection that the notice was not "properly addressed".

13.        HEADINGS.  Section headings used by this Agreement are for convenience only.  They are not a part of this Agreement and shall not be used in construing it.

14.        INTEGRATION AND MODIFICATIONS.

A.This Agreement is the entire agreement between the parties concerning the subject matter, except for those documents and agreements previously incorporated herein by express reference.

B.   Any modifications to this Agreement must be made in writing and signed by the party adversely affected or to be charged with enforcement.

15.       NON-WAIVER.  Waiver or acquiescence in any default by the Borrower, or failure of the Lender to insist upon strict performance by the Borrower of any warranties, covenants, terms or agreements in this Agreement, shall not constitute a waiver or an estoppel of any subsequent or other default or failure, and shall further not estop Lender from enforcing that default in any subsequent proceeding or action.

16.       FURTHER ASSURANCES.   Borrower  hereby  agrees to execute any further  documents,  and to take any further actions, reasonably requested by the Lender to effectuate the rights granted to Lender herein.

17.       GOVERNING LAW. This Agreement shall be governed by and construed  in accordance  with the federal Jaws of the United States of America and internal laws of the State of California applicable to contracts made and to be performed  in such state (without regard to the principle  of conflicts of law applicable under California law).  It is the intent of the parties that to the fullest extent permitted by Jaw, the Jaws of the State of California shall govern this Agreement.   To the  maximum  extent  permitted  by Jaw, Debtor hereby agrees that all actions or proceedings arising in connection  with this agreement  or any course of conduct, course of dealing, statements (whether written or oral) or actions of Secured Party or Debtor in respect thereof (whether  sounding  in tort or contract or otherwise)  be tried and determined exclusively  in the Superior Court of the State of California, Los Angeles  County, or the United States District Court for the Central District of California.  To the maximum extent permitted by law, Debtor hereby  expressly  waives  any  rights it may have to assert the doctrine  in any intrastate  or interstate proceeding of Forum Non Conveniens  or to object to venue to the extent any proceeding  is brought in accordance with the foregoing Section.  DEBTOR AGREES THAT THE SOLE AND EXCLUSIVE VENUE FOR ANY PROCEEDING INITIATED BY DEBTOR  SHALL BE THE SUPERIOR  COURT  OF THE STATE  OF CALIFORNIA,  IN  THE  COUNTY  OF  LOS  ANGELES  OR  THE  UNITED  STATES  DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA.  To the maximum extent permitted by Jaw, Debtor hereby expressly and irrevocably submits to the personal jurisdiction of the courts of the State of California and of the United States District Court for the Central District of California for the purpose of any and all litigation arising under this agreement or any other document, and irrevocably agrees to be bound by any judgment rendered thereby in connection with such litigation.  Debtor further irrevocably consents to the service of process of the complaint and summons in any such litigation by certified or registered mail, postage prepaid, at the address of Debtor provided herein.   Debtor hereby represents  that  it  has been  represented  by  competent  counsel  of  its  choice  in  the  negotiation  and execution of this Agreement and all other documents associated with the contemplated transaction; that it has read and fully understood  the terms hereof; that Debtor and its counsel  have been afforded  an opportunity to review, negotiate and modify the terms of each document, and that it intends to be bound hereby.  In  accordance  with  the  foregoing,  the  general  rule  of  construction   to  the  effect  that  any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction  and interpretation  of this Agreement  or any other  document  between  the parties. Notwithstanding the foregoing, H. D. Smith may, at its option, commence a cause of action in a state or federal court located outside of California.

[SIGNATURES ON FOLLOWING PAGE]

The parties have signed this Agreement as of the day and year first above written at Carson, California.

Borrower

Assured Pharmacy, Inc.,
A Nevada Corporation

/s/     Robert DelVecchio
By:   Robert DelVecchio,
         Chief Executive Officer

Lender

H.D. Smith Wholesale Drug Co.,
A Delaware Corporation

/s/   James Christopher Smith
By:  James Christopher Smith,
        President